SEMI ANNUAL REPORT

                                FEBRUARY 28, 1998


                                TEMPLETON GLOBAL
                            GOVERNMENTS INCOME TRUST

[LOGO] FRANKLIN TEMPLETON



PAGE


[LOGO] CELEBRATING OVER 50 YEARS


Thank you for investing with Franklin               [Photo]
Templeton. We encourage our investors to            Neil S. Devlin
maintain a long-term perspective, and to            Portfolio Manager
expect that mixed in with the good years            Templeton Global Governments
can be some bad years. It's important to            Income Trust
remember that all securities markets
move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

PAGE


SHAREHOLDER LETTER

Your Fund's Objective: Templeton Global Governments Income Trust seeks a high level of current income consistent with preservation of capital. It seeks this objective by investing primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world.

Dear Shareholder:

We are pleased to bring you this semi-annual report of Templeton Global Governments Income Trust, which covers the period ended February 28, 1998. Global fixed-income performance for the six months under review was influenced by low inflation readings in almost all markets, and by a flight to high quality assets as the Asian currency crises caused many investors to reduce their emerging market holdings and seek safe harbor in bond markets like those of the United States.

Despite accelerating economic growth, interest rates declined in many of the world's markets, and bonds provided investors with attractive returns for the period under review. In the U.S., as the risk of inflation continued to decline, ten-year Treasury note yields fell from 6.30% at the beginning of the period to 5.57% at the end, with a resulting 4.66% rise in value of such notes.

You may find a complete listing of the Trust's portfolio holdings beginning on page 8 of this report.


CONTENTS

Shareholder Letter..........  1

Performance Summary.........  5

Financial Highlights &
Statement of Investments....  7

Financial Statements........ 11

Notes to Financial
Statements.................. 14


                      [Pyramid of Fund Category not shown]

PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/98
Europe                        39.4%
Latin America                 19.6%
United States                 22.1%
Canada                         8.7%
Australia & New Zealand        5.8%
Asia                           0.1%
Short-Term Investments &
Other Net Assets               4.3%


Other markets also experienced significant declines in yield and a corresponding appreciation in bond value. Influenced by declining inflation in Europe, yields on ten-year German government bonds fell during the period from 5.69% to 4.95%, with bond values appreciating 3.43%.* The resurgence in value of European currencies relative to the U.S. dollar also benefited bonds by contributing to declining interest rates in Europe. However, although bonds generally provided positive returns, there were industrial and emerging market countries where bonds did not fare as well. Within this environment, the Trust delivered a six-month total return of 3.20% in market-price terms and 3.51% in terms of net asset value, as discussed in the Performance Summary on page 5.

Reacting to the depreciation of the U.S. dollar near the beginning of the period and believing that it would likely rebound, we reduced the Trust's exposure to non-U.S. currencies. We increased our use of hedges during the period, specifically against European and Australian currencies and our net exposure fell during the period from 41.2% of total net assets to 25.9% for European currencies and from 4% to about 2% for Australian currencies. In fact, the U.S. dollar recovered against many other currencies by the end of the period, and our use of hedges helped protect the portfolio from declines in value of our foreign currency-denominated holdings.

In December 1997 and January 1998, we increased the Trust's interest-rate sensitivity by purchasing bonds with longer maturities because we believed interest rates of many countries would decline in the near term. We lengthened the Trust's average maturity from 5.4 years at the beginning of the period to
6.5 years at the end, primarily with our U.S., German, and Italian holdings.

*Source: Bloomberg. Change in value is measured in U.S. dollars and represents price appreciation only.

2

PAGE


We believe that the future for global bond markets will be affected by the ultimate impact of the Asian crises on other industrialized economies. Will the crises cause growth to slow significantly in industrial markets? Will domestic demand in non-Asian markets offset the impact of slower growth in Asia? Will the risk of higher inflation resulting from low unemployment in many countries be reduced by slower growth in Asia? The answers to these questions should affect the course for interest rates over the balance of 1998. In our opinion, the impact on U.S. economic growth should be relatively small. It could even be beneficial from an inflation perspective, resulting in stable or modestly declining U.S. interest rates. However, improved growth rates in Europe during the year could lead to somewhat higher interest rates there. But the creation of a common European currency, which is scheduled to be introduced in January 1999, will be the focus for most markets and may help to keep European interest rates relatively low, at least for the first half of 1998.

We also believe the U.S. dollar's value will probably be an important factor in global financial markets. The strength of the U.S. economy, the persistent weakness of the Japanese economy, and relatively low European interest rates may help to keep the dollar's value firm in the intermediate term. Eventually, however, slower Asian growth coupled with stronger European growth may cause a weakening U.S. dollar.

This discussion reflects the strategies we employed for the Trust during the six months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of February 28, 1998, and the Trust's holdings can be expected to change with market developments and management of


  PORTFOLIO BREAKDOWN
  Based on Total Net Assets
  2/28/98
  Government Bonds       95.6%

  Corporate Bonds         0.1%

  Short-Term Investments
  & Other Net Assets      4.3%





                                                                               3

PAGE


the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Trust.

As always, we remind you that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of developing markets.

We thank you for your participation in Templeton Global Governments Income Trust and welcome any comments or suggestions you may have.

Sincerely,




/s/ Neil S. Devlin
------------------
Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Governments Income Trust

On February 21, 1997, the Board of Trustees of the Trust authorized management to implement an open-market share repurchase program pursuant to which the Trust from time to time at the discretion of management may purchase up to an aggregate of 2 million shares of the Trust's shares of beneficial interest (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.




4

PAGE


PERFORMANCE SUMMARY

In market-price terms, Templeton Global Governments Income Trust produced a 3.20% cumulative total return for the six-month period ended February 28, 1998. Based on the change in net asset value (in contrast to market price), the Trust delivered a 3.51% cumulative total return for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Trust's closing price on the New York Stock Exchange decreased 6.25 cents ($0.0625) per share, from $7.5625 on August 31, 1997, to $7.50 on February 28, 1998, while the net asset value decreased 4 cents ($0.04), from $7.98 to $7.94.

Templeton Global Governments Income Trust shareholders received distributions of
30.0 cents ($0.3000) per share in dividend income during the period. Distributions will vary depending on income earned by the Trust and any profits realized from the sale of securities in the portfolio, as well as the level of the Trust's operating expenses.

Past performance is not predictive of future results.


                                                                               5

PAGE


  TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
  Periods ended 2/28/98

                                                                SINCE
                                                               INCEPTION
                                              1-YEAR   5-YEAR   (11/22/88)
-------------------------------------------------------------------------

  Cumulative Total Return (1)
    Based on change in net asset value         5.14%   40.79%    97.62%
    Based on change in market price           10.11%   30.82%    78.22%

  Average Annual Total Return (2)
    Based on change in net asset value         5.14%    7.08%     7.63%
    Based on change in market price           10.11%    5.52%     6.43%



1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.



6

PAGE



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

                                                 SIX MONTHS
                                                    ENDED                           YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 1998    --------------------------------------------------------
                                                 (UNAUDITED)         1997        1996        1995       1994+        1993
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......           $7.98            $8.01       $7.71       $7.56       $8.37       $9.04
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................             .27              .56         .60         .64         .64         .74
 Net realized and unrealized gain                     (.01)
   (loss).................................                              .01         .30         .15        (.81)       (.55)
                                              -----------------------------------------------------------------------------
Total from investment operations..........             .26              .57         .90         .79        (.17)        .19
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................            (.30)            (.56)       (.35)       (.59)         --        (.53)
 In excess of net investment income.......              --               --          --        (.05)       (.05)       (.06)
 Net realized gains.......................              --             (.01)         --          --        (.07)       (.21)
 In excess of net realized gains..........              --             (.02)         --          --          --          --
 Tax return of capital....................              --             (.01)       (.25)         --        (.52)       (.06)
                                              -----------------------------------------------------------------------------
Total distributions.......................            (.30)            (.60)       (.60)       (.64)       (.64)       (.86)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............           $7.94            $7.98       $8.01       $7.71       $7.56       $8.37
                                              =============================================================================
Total Return*
 Based on market value per share..........           3.20%           15.01%      10.66%      15.87%    (16.41)%     (2.15)%
 Based on net asset value per share.......           3.51%            7.95%      12.95%      11.92%     (1.71)%       2.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........        $181,456         $182,223    $183,011    $176,212    $172,586    $190,358
Ratios to average net assets:
 Expenses.................................           1.14%**           .97%        .96%       1.03%       1.06%       1.05%
 Net investment income....................           6.73%**          6.90%       7.50%       8.43%       8.04%       8.83%
Portfolio turnover rate...................          41.60%          197.82%     116.55%     111.03%     134.83%     279.24%

*Total return is not annualized.
**Annualized.
+Based on weighted average shares outstanding.
                       See Notes to Financial Statements.
                                                                               7

PAGE



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED)

                                                                PRINCIPAL
                                                                 AMOUNT*
                                                                 -------
LONG TERM SECURITIES 95.7%
ARGENTINA 6.2%
Republic of Argentina:
  10.95%, 11/01/99..........................................  $    1,615,000     $  1,709,881
  8.75%, 5/09/02............................................         400,000          390,800
  8.375%, 12/20/03..........................................       6,530,000        6,497,350
  11.00%, 10/09/06..........................................         300,000          337,500
  11.375%, 1/30/17..........................................         480,000          546,300
  9.75%, 9/19/27............................................       1,841,000        1,834,096
                                                                                 ------------
                                                                                   11,315,927
                                                                                 ------------
AUSTRALIA 4.0%
Government of Australia, 10.00%, 10/15/02...................       8,999,000AUD     7,196,824
                                                                                 ------------
BRAZIL 4.8%
Government of Brazil:
  8.875%, 11/05/01..........................................         485,000          504,400
  6.563%, 4/15/09...........................................       4,085,000        3,365,019
  6.75%, 4/15/12, FRN.......................................       4,275,000        3,302,438
  10.125%, 5/15/27..........................................       1,100,000        1,067,000
Republic of Brazil, 8.00%, 4/15/14..........................         570,131          469,492
                                                                                 ------------
                                                                                    8,708,349
                                                                                 ------------
CANADA 8.7%
Government of Canada:
  10.50%, 7/01/00...........................................       7,000,000CAD     5,481,395
  10.50%, 3/01/01...........................................       8,324,000CAD     6,686,220
  10.00%, 5/01/02...........................................       4,310,000CAD     3,552,566
                                                                                 ------------
                                                                                   15,720,181
                                                                                 ------------
DENMARK 1.7%
Government of Denmark, 8.00%, 5/15/03.......................      14,340,000DKK     2,374,928
Kingdom of Denmark, 9.00%, 11/15/00.........................       4,815,000DKK       776,336
                                                                                 ------------
                                                                                    3,151,264
                                                                                 ------------
GERMANY 13.3%
Europe Economic Community, 6.50%, 3/10/00...................      22,450,000DEM    12,933,240
Federal Republic of Germany, 8.00%, 7/22/02.................      17,920,000DEM    11,266,992
                                                                                 ------------
                                                                                   24,200,232
                                                                                 ------------
INDIA .1%
Essar Steel Ltd., 8.275%, 7/15/99, 144A, FRN................         255,000          220,575
                                                                                 ------------

 8

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                PRINCIPAL
                                                                 AMOUNT*
                                                                 -------
LONG TERM SECURITIES (CONT.)
ITALY 6.2%
Buoni Poliennali del Tes:
  12.00%, 1/17/99...........................................   2,665,000,000ITL  $  1,567,138
  10.50%, 11/01/00..........................................   2,900,000,000ITL     1,847,615
  10.50%, 9/01/05...........................................   2,330,000,000ITL     1,724,704
Government of Italy, 10.50%, 7/15/00........................   9,605,000,000ITL     6,037,751
                                                                                 ------------
                                                                                   11,177,208
                                                                                 ------------
MEXICO 5.0%
United Mexican States:
  9.75%, 2/06/01............................................       3,310,000        3,525,150
  9.875%, 1/15/07...........................................       2,030,000        2,212,700
  11.375%, 9/15/16..........................................       1,600,000        1,904,000
  6.25%, 12/31/19...........................................       1,675,000        1,414,328
                                                                                 ------------
                                                                                    9,056,178
                                                                                 ------------
NEW ZEALAND 1.8%
Government of New Zealand, 6.50%, 2/15/00...................       5,690,000NZD     3,260,823
                                                                                 ------------
PANAMA .5%
Republic of Panama, 8.875%, 9/30/27.........................         960,000          948,600
                                                                                 ------------
SPAIN 7.4%
Government of Spain:
  12.25%, 3/25/00...........................................     851,130,000ESP     6,383,198
  10.10%, 2/28/01...........................................     455,600,000ESP     3,428,113
  10.90%, 8/30/03...........................................     423,950,000ESP     3,558,654
                                                                                 ------------
                                                                                   13,369,965
                                                                                 ------------
SWEDEN 5.9%
Kingdom of Sweden:
  13.00%, 6/15/01...........................................      13,500,000SEK     2,086,150
  10.25%, 5/05/03...........................................      44,500,000SEK     6,821,210
  8.00%, 8/15/07............................................      12,200,000SEK     1,808,333
                                                                                 ------------
                                                                                   10,715,693
                                                                                 ------------
UNITED KINGDOM 4.9%
United Kingdom:
  8.00%, 12/07/00...........................................       5,115,000GBP     8,711,376
  7.00%, 11/06/01...........................................          95,000GBP       159,154
                                                                                 ------------
                                                                                    8,870,530
                                                                                 ------------

                                                                               9

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                                PRINCIPAL
                                                                 AMOUNT*
                                                                 -------
LONG TERM SECURITIES (CONT.)
UNITED STATES 22.1%
U.S. Treasury Bond, 6.375%, 8/15/02.........................  $    7,585,000     $  7,814,924
U.S. Treasury Note:
  6.625%, 4/30/02...........................................       6,940,000        7,200,257
  7.25%, 8/15/04............................................       9,118,000        9,901,583
  6.125%, 8/15/07...........................................       9,868,000       10,176,385
  6.125%, 11/15/27..........................................       4,821,000        4,958,100
                                                                                 ------------
                                                                                   40,051,249
                                                                                 ------------
VENEZUELA 3.1%
Republic of Venezuela, 9.25%, 9/15/27.......................       3,584,000        3,207,680
Venezuela Front Load Interest Reduction Bond, 6.75%,
  3/31/07, FRN..............................................       2,714,283        2,429,283
                                                                                 ------------
                                                                                    5,636,963
                                                                                 ------------
TOTAL LONG TERM SECURITIES (COST $176,812,960)..............                      173,600,561
                                                                                 ------------
SHORT TERM INVESTMENT (COST $3,670,000) 2.0%
Nationsbank Corp., 5.50%, 3/02/98...........................       3,670,000        3,670,000
                                                                                 ------------
TOTAL INVESTMENTS (COST $180,482,960) 97.7%.................                      177,270,561
NET EQUITY IN FORWARD CONTRACTS.............................                          (84,881)
OTHER ASSETS, LESS LIABILITIES 2.3%.........................                        4,270,016
                                                                                 ------------
TOTAL NET ASSETS 100.0%.....................................                     $181,455,696
                                                                                 ============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DEM  -- German Mark
DKK  -- Danish Krone
ESP  -- Spanish Peseta
GBP  -- British Pound
ITL  -- Italian Lira
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Securities traded in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
 10

PAGE



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $180,482,960)....    $177,270,561
 Cash.......................................................           1,233
 Receivables:
  Investment securities sold................................         213,508
  Dividends and interest....................................       5,567,047
  Unrealized gain on forward exchange contracts (Note 6)....         218,281
                                                                ------------
      Total assets..........................................     183,270,630
                                                                ------------
Liabilities:
 Payables to affiliates.....................................         111,561
 Distributions to shareholders..............................       1,142,141
 Unrealized loss on forward exchange contracts (Note 6).....         303,162
 Other liabilities..........................................         258,070
                                                                ------------
      Total liabilities.....................................       1,814,934
                                                                ------------
Net assets, at value........................................    $181,455,696
                                                                ============
Net assets consist of:
 Distributions in excess of net investment income...........    $ (1,918,459)
 Net unrealized depreciation................................      (3,375,077)
 Accumulated net realized loss..............................        (561,202)
 Beneficial shares..........................................     187,310,434
                                                                ------------
Net assets, at value........................................    $181,455,696
                                                                ============
Net asset value per share ($181,455,696 / 22,842,821 shares
  outstanding)..............................................           $7.94
                                                                ============

                       See Notes to Financial Statements.
                                                                              11

PAGE



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

Investment Income:
 Dividends..................................................    $     1,435
 Interest...................................................      7,105,761
                                                                -----------
      Total investment income...............................                      $7,107,196
Expenses:
 Management fees (Note 3)...................................        496,520
 Administrative fees (Note 3)...............................        225,691
 Transfer agent fees........................................          9,000
 Custodian fees.............................................         18,966
 Reports to shareholders....................................         78,500
 Registration and filing fees...............................         16,000
 Professional fees (Note 3).................................        180,578
 Trustees' fees and expenses................................          4,700
 Other......................................................            712
                                                                -----------
      Total expenses........................................                       1,030,667
                                                                                  ----------
            Net investment income...........................                       6,076,529
                                                                                  ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (1,492,106)
  Foreign currency transactions.............................      1,365,816
                                                                -----------
     Net realized loss......................................                        (126,290)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................        633,069
  Translation of assets and liabilities denominated in
    foreign currencies......................................       (497,430)
                                                                -----------
     Net unrealized appreciation............................                         135,639
                                                                                  ----------
Net realized and unrealized gain............................                           9,349
                                                                                  ----------
Net increase in net assets resulting from operations........                      $6,085,878
                                                                                  ==========

                       See Notes to Financial Statements.
 12

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED
                                                                FEBRUARY 28, 1998         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1997
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  6,076,529           $ 12,858,682
  Net realized gain (loss) from investments and foreign
    currency transactions...................................          (126,290)             2,717,335
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................           135,639             (2,658,312)
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         6,085,878             12,917,705
 Distributions to shareholders from:
  Net investment income.....................................        (6,852,846)           (12,858,682)
  Net realized gains........................................                --               (190,349)
  In excess of net realized gains...........................                --               (434,912)
  Tax return of capital.....................................                --               (221,749)
                                                                ---------------------------------------
    Net decrease in net assets..............................          (766,968)              (787,987)
Net assets:
 Beginning of period........................................       182,222,664            183,010,651
                                                                ---------------------------------------
 End of period..............................................      $181,455,696           $182,222,664
                                                                =======================================
Distributions in excess of net investment income included in net assets:
 End of period..............................................      $ (1,918,459)          $ (1,142,142)
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              13

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks current income, with capital appreciation and growth of income by investing primarily in a portfolio of debt securities of governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 14

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.) information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

At February 28, 1998, there were an unlimited number of shares authorized ($0.01 par value). During the six months ended February 28, 1998 and the year ended August 31, 1997, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased on the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
---------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

The Fund pays an administrative fee to FT Services of 0.25% per year of the Fund's average daily net assets. FT Services has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. FT Services pays DWR InterCapital a fee equal, on an annual basis, to 0.15% of the Fund's average daily net assets.

                                                                              15

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
Included in professional fees are legal fees of $75,044 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At February 28, 1998, the net unrealized depreciation based on cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 2,313,882
Unrealized depreciation.....................................   (5,526,281)
                                                              -----------
Net unrealized depreciation.................................  $(3,212,399)
                                                              ===========

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 1998 aggregated $63,764,241 and $62,032,924, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At February 28, 1998, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the date of entry into the contract.

 16

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)
As of February 28, 1998, the Fund had the following forward exchange contracts outstanding:

                                                                                      IN        SETTLEMENT         UNREALIZED
                                                                                      NGE FOR      DATE            GAIN/(LOSS
                           CONTRACTS TO SELL:                                    ---------------------------------------------
-------------------------------------------------------------------------
 19,950,000  German Marks................................................  U.S.  $11,097,946     3/25/98     U.S.   $  82,163
  4,850,000  German Marks................................................          2,684,007      4/6/98                4,043
  9,700,000  German Marks................................................          5,368,607      4/7/98                8,360
                                                                                 -----------                        ---------
                                                                           U.S.  $19,150,560                           94,566
                                                                                 ===========
      Net unrealized gain on offsetting forward exchange contracts.......                                             123,715
                                                                                                                    ---------
        Unrealized gain on forward exchange contracts....................                                             218,281
                                                                                                                    ---------
                           CONTRACTS TO SELL:
-------------------------------------------------------------------------
  1,250,000  New Zealand Dollars.........................................  U.S.  $   703,750     3/12/98     U.S.   $ (26,232)
  2,000,000  New Zealand Dollars.........................................          1,164,200     3/17/98               (3,262)
  1,645,000  Australian Dollars..........................................          1,082,953     3/20/98              (34,217)
  2,555,000  Canadian Dollars............................................          1,791,524     3/20/98               (4,573)
    625,000  New Zealand Dollars.........................................            361,313     3/23/98               (3,328)
  9,700,000  German Marks................................................          5,329,670     3/23/98              (25,712)
  5,400,000  Canadian Dollars............................................          3,714,046      4/2/98              (83,144)
  3,704,000  Australian Dollars..........................................          2,467,975      4/2/98              (48,166)
  1,250,000  Canadian Dollars............................................            863,677      4/3/98              (15,320)
                                                                                 -----------                       -----------
                                                                           U.S.  $17,479,108                         (243,954)
                                                                                 ============
      Net unrealized loss on offsetting forward exchange contracts.......                                             (59,208)
                                                                                                                    ---------
        Unrealized loss on forward exchange contracts....................                                            (303,162)
                                                                                                                    ---------
          Net unrealized loss on forward exchange contracts..............                                    U.S.   $ (84,881)
                                                                                                                    =========

                                                                              17

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Annual Meeting of Shareholders, February 17, 1998

An Annual Meeting of Shareholders of the Trust was held at the Trust's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on February 17, 1998. The purpose of the meeting was to elect four Trustees of the Trust, to ratify the selection of McGladrey & Pullen, LLP, as the Trust's independent auditors for the fiscal year ending August 31, 1998, and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust:
Harris J. Ashton, S. Joseph Fortunato, Andrew H. Hines, Jr. and Gordon S. Macklin.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Trust's independent auditors for the fiscal year ending August 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Trustees for the term set forth below:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................  19,267,025        84.35%         283,623          1.24%
S. Joseph Fortunato.........................................  19,269,652        84.36%         280,996          1.23%
Andrew H. Hines, Jr. .......................................  19,268,696        84.35%         281,952          1.24%
Gordon S. Macklin...........................................  19,270,813        84.36%         279,835          1.23%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Trust for the fiscal year ending August 31, 1998:

               % OF                    % OF                    % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES
-----------------------------------------------------------------------
19,195,961   84.04%       84,091     0.37%        270,596    1.18%

*Nicholas F. Brady, John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Charles B. Johnson, Rupert H. Johnson, Jr. and Fred R. Millsaps are Trustees of the Trust who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 18

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") with the following features: -- If shares of the Trust are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. -- Participants should contact Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311-3977, to receive the Plan brochure. -- To receive dividends or distributions in cash, the shareholder must notify Dean Witter Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. -- Whenever the Trust declares dividends in either cash or common stock of the Trust, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              19

PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded daily on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in the New York Times and other newspapers. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-869-NEWS (1-800-869-6397).

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 10 a.m. Eastern Time any business day at 1-800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8033.
 20

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial
 Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement accounts.
**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY). ***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+ Portfolio of insured municipal securities.
++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.


                                                                         10/97.1

PAGE

TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
Dean Witter Trust
Harborside Financial Center, Plaza 2
Jersey City, NJ 07311
1-800/869-NEWS

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Trust may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Trust's portfolio. Like any investment in securities, the Trust's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Trust and Trust investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTGG S98 04/98                            Printed on recycled paper